UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 629-1122

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in reports filed with the SEC, Rancher Energy Corp., a Nevada corporation (the “Company”), has entered into property acquisition agreements and needs additional financing. In order to facilitate this financing, the Company has entered into certain agreements as described below in this Current Report on Form 8-K.

Unit Holder Letter Agreement

The Company is in the process of entering into a letter agreement (the “Unit Holder Letter Agreement”) with certain shareholders (the “Unit Holders”), who had previously purchased units, consisting of one share of Common Stock and a warrant (a “Unit Warrant”) to purchase one share of Common Stock (each a “Unit”), from the Company. The Units were purchased pursuant to a Unit Purchase Agreement entered into as part of the Company’s Unit offering (the “Unit Offering”) as more fully described in the Current Reports on Form 8-K filed on July 5, 2006 and November 11, 2006 and Form 8-K/A filed on November 11, 2006 (collectively, the “Unit Offering 8-Ks”). As part of the Unit Offering, the Company sold in the aggregate approximately 19 million shares of Common Stock and warrants to purchase approximately 19 million shares of Common Stock. The form of Unit Purchase Agreement and Unit Warrant used in the Unit Offering are attached to this Report as Exhibits 4.1 and 4.2, respectively. The form of Unit Holder Letter Agreement is attached to this Report as Exhibit 10.1. The Unit Holder Letter Agreement is dated December 8, 2006, but the first such Agreement was signed on December 12, 2006. As of December 17, 2006, the Company had entered into Unit Holder Agreements with Unit Holders who own an aggregate of 7,696,905 shares of the Common Stock.

Pursuant to the Unit Holder Letter Agreement, the Unit Holders waived their ability to exercise their Unit Warrants until such time as the Company has amended its articles of incorporation (“Articles”) to increase its authorized shares of Common Stock from 100,000,000 to 225,000,000 shares. Additionally, the Unit Holders waived the Company’s obligation under the Unit Warrant, which requires the Company to reserve and keep available for issuance out of its authorized stock such number of shares of Common Stock as would be issuable upon the exercise of all outstanding Unit Warrants, until such time as the Company has amended its Articles to increase its authorized shares of Common Stock to at least 225,000,000 shares.

Pursuant to the Unit Holder Letter Agreement, the Unit Holders also waived any claims against the Company for failing to register such Unit Holder’s applicable securities purchased as part of the Unit Offering within the 90 day period specified in the Unit Purchase Agreement. The Unit Holders also agreed that the registration rights set forth in the Unit Purchase Agreement were terminated and superseded by the following registration rights. Pursuant to the Unit Holder Letter Agreement, the Company agreed to use best efforts to register (1) the shares of Common Stock issued to the Unit Holder as part of the Unit and (2) the shares of Common Stock issued or issuable upon exercise of the Unit Warrants issued to the Unit Holder as part of the Unit (collectively, the “Registrable Securities”) by filing (unless at such time the Registrable Securities may be resold pursuant to Rule 144(k) of the Securities Act of 1933, as amended, or any other rule of similar effect) with the SEC to cause to become effective one or more registration statements beginning 12 months following the closing of a private placement. If the SEC requires that the Company reduce the number of shares so registered, then the Registrable Securities will be decreased pro rata with the other shares included in any such registration, based on the number of Registrable Securities held by the Unit Holders and the number of other registrable securities held by the other participants in such registration. Each of the Unit Holders acknowledged, in the Unit Holder Letter Agreement, that the foregoing registration rights may be amended, or compliance by the Company with the terms thereof waived, with the written consent of two-thirds in interest of the Unit Holders who executed the Unit Holder Letter Agreement.

In partial consideration for the Unit Holder’s entry into the Unit Holder Letter Agreement, the Company agreed to modify the Unit Warrants’ original exercise price and exercise period and agreed to allow each Unit Warrant to remain exercisable for a period of two years from the date of the Unit Purchase Letter Agreement at an exercise price of $0.75 per share.

The foregoing is intended to be only a summary, does not purport to be a complete description of the Unit Holder Letter Agreement and is qualified in its entirety by reference to the Unit Holder Letter Agreement attached to this Current Report as Exhibit 10.1.

Option Holder Letter Agreement

The Company has issued options to certain officers and employees. The Company and all of the holders of options exercisable into shares of the Company’s Common Stock entered into a letter agreement (the “Option Holder Letter Agreement”). Under the Option Holder Letter Agreement, each option holder agreed to either (i) amend his or her option to postpone exercisability of his or her options or (ii) waive the exercisability of his or her options, until such time as the Company has amended its Articles to increase its authorized shares of Common Stock to at least 225,000,000 shares.

The foregoing is intended to be only a summary, does not purport to be a complete description of the Option Holder Waiver Agreement and is qualified in its entirety by reference to the Option Holder Waiver Agreement attached to this Current Report as Exhibit 10.2.

THIS REPORT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THE SHARES BEING SOLD BY THE COMPANY AS PART OF A PRIVATE PLACEMENT (THE “SHARES”) IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.

Item 3.02	Unregistered Sale of Equity Securities

As reported by the Company in the Unit Offering 8-Ks, the Company issued Units pursuant to the Unit Purchase Agreement and Unit Warrant, which are attached to this Current Report as Exhibit 4.1 and 4.2 respectively. The summaries of the material terms of the Unit Offering as reflected in the Unit Offering 8-Ks are are qualified in their entirety by reference to the Unit Purchase Agreement and Unit Warrant , which are attached to this Current Report as Exhibit 4.1 and 4.2 respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On December 12, 2006, the Company’s board of directors approved certain amendments to the Company’s bylaws, with such amendments being effective December 13, 2006. The amendments include the following:

•	Allowing shareholders of a majority of the entire capital stock of the Company issued, outstanding, and entitled to vote, to call a special meeting of the shareholders;

•
Allowing for a majority of holders of all issued and outstanding shares of the Company present at special meeting to expand the business transacted at such special meeting beyond that contained in the notice of such special meeting;

•	Allowing for notice of meetings to shareholders to be given by electronic communication in a form consented to by such shareholder;

•
Allowing for action to be taken by the shareholders without a meeting if a written consent is signed by the holders of a majority of outstanding shares entitled to vote with respect to the subject matter of the action unless a greater percentage is require by law, in which case such greater percentage shall be required;

•	Providing that no proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period not to exceed seven (7) years;

•	Opting out of Nevada’s control share acquisition anti-takeover statutes embodied in Section 78.378 through 78.3793 of the Nevada Revised Statutes (or any successor statutes); and

•
Allowing for removal of directors by a vote of the holders of not less than two-thirds of the shares then entitled to vote at an election of directors at a meeting of shareholders called expressly for that purpose.

The foregoing is intended to be only a summary, does not purport to be a complete description of the amendments approved to the Company’s bylaws and is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws attached to this Current Report as Exhibit 3.2

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 3.2	Amended and Restated Bylaws, effective December 13, 2006.

Exhibit 4.1	Form of Unit Purchase Agreement.

Exhibit 4.2	Form of Unit Warrant.

Exhibit 10.1	Letter Agreement by and among the Company and certain Unit Holders dated December 8, 2006.

Exhibit 10.2	Letter Agreement by and among the Company and certain Option Holders dated December 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:	/s/ John Works
Name: John Works
Title: President, Principal Executive Officer and Principal Financial Officer

Dated: December 18, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.2	Amended and Restated Bylaws, effective December 13, 2006.

Exhibit 4.1	Form of Unit Purchase Agreement.

Exhibit 4.2	Form of Unit Warrant.

Exhibit 10.1	Letter Agreement by and among the Company and certain Unit Holders dated December 8, 2006.

Exhibit 10.2	Letter Agreement by and among the Company and certain Option Holders dated December 13, 2006.